UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Retirements

On December 28, 2022, Class I directors Neil Dimick and Ian Read each notified Viatris Inc. (the “Company”) of his resignation as a member of the Company’s Board of Directors (the “Board”), effective immediately. Neither director’s retirement was the result of any disagreement between such director and the Company on any matter relating to the Company’s operations, policies, or practices.

Director Appointments

On December 29, 2022, the Board appointed Elisha Finney and Scott Smith to the Board, effective immediately. Ms. Finney and Mr. Smith are each Class I directors, with terms of office expiring at the Company’s 2023 annual meeting of shareholders. The Board anticipates naming Ms. Finney and Mr. Smith to serve on one or more committees of the Board, but at the time of this Current Report on Form 8-K, has not determined the committee(s) to which Ms. Finney and Mr. Smith will be named. The Company will file an amendment to this Current Report on Form 8-K naming those committees once they are determined. The Company has entered into an indemnification agreement with each of Ms. Finney and Mr. Smith, the form of which appears as Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

There are no arrangements or understandings between each of Ms. Finney and Mr. Smith and any other persons pursuant to which he or she was selected as a director and Ms. Finney and Mr. Smith each has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On December 29, 2022, the Company issued a press release announcing the retirements of Mr. Dimick and Mr. Read and the appointments of Ms. Finney and Mr. Smith. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release announcing the retirements of Mr. Dimick and Mr. Read from the Viatris Board of Directors and the appointments of Ms. Finney and Mr. Smith to the Viatris Board of directors, dated December 29, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: December 29, 2022	By:	/s/ Sanjeev Narula
Sanjeev Narula Chief Financial Officer